UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) September 30, 2008

THE TJX COMPANIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-4908	04-2207613

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701
(Address of Principal Executive Offices) (Zip Code)
(508) 390-1000
Registrant’s Telephone Number (Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On September 30, 2008, Arnold Barron advised The TJX Companies, Inc., or TJX, of his intention to retire from TJX on January 31, 2009. Mr. Barron will resign as Senior Executive Vice President, Group President of TJX, effective as of November 1, 2008, and will continue his employment in an executive advisory role during this transition period until his retirement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

/s/ Nirmal K. Tripathy Nirmal K. Tripathy
Chief Financial Officer
Dated: October 6, 2008